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PROSPECTUS SUPPLEMENT DATED NOVEMBER 8, 1995
TO PROSPECTUS DATED NOVEMBER 1, 1995

The paragraph entitled "Purchases at Net Asset Value" on page 40 of the Prospectus is hereby supplemented with the following disclosure: Class A shares of the Funds may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund with the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of a Northstar Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases.